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                                                         CIGNA VARIABLE PRODUCTS
                                                      INVESTMENT GRADE BOND FUND






                                                                   ANNUAL REPORT





                                                               DECEMBER 31, 1999






            [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF PAGE]

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--------------------------------------------------------------------------------
                                                                               1


DEAR SHAREHOLDER:

We are pleased to provide this report for CIGNA Variable Products Investment Grade Bond Fund (the "Fund") covering the period ended December 31, 1999.

MARKET ACTIVITY

U.S. economic growth during 1999 registered an unprecedented fourth consecutive year of approximately 4% real GDP (gross domestic product) growth. The current economic expansion, which is entering its ninth year, is the longest business cycle expansion in American history. The 1990s will be remembered as a period of healthy economic growth, low inflation, rising corporate profitability, strong job creation, and increasing productivity.

Global fixed income markets have reacted adversely to the continued strong momentum in the domestic economy and revival in economic growth worldwide. The continued robust growth in private credit demands and rise in private debt ratios also have put upward pressure on global interest rates and downward pressure on bond prices. The surge in world oil prices and industrial commodity prices has led to an uptick in consumer inflation, as did increases in interest rates announced by the Federal Reserve (the "Fed"), the Bank of England, and the European Central Bank. The Lehman Brothers Aggregate Bond Index fell by nearly 1% for the full year, while the 30-year U.S. Treasury Bond had a negative total return of nearly 15%, its worst year ever. Globally, the sharp increase in world interest rates combined with the steep decline in the Euro caused global bond markets to decline by 6%, as measured by the J. P. Morgan Non-U.S. Government Bond Index.

Continued inflationary concerns resulted in the Fed raising rates by an additional 25 basis points in November. While overall credit spreads ended the quarter tighter than third quarter levels, higher Treasury yields led to negative absolute returns in many of the fixed income sectors.

The Lehman Brothers Aggregate Bond Index, a broad measure of the fixed income market, generated a total return of -0.12% during the fourth quarter and -0.82% during 1999. This is only the second time since the Aggregate has been introduced that it has generated a negative calendar year return. Corporate bonds and mortgage-backed securities led the Index with the highest duration-adjusted returns. In non-index sectors, emerging market debt had an explosive year generating record total returns.

Fund results are examined in Management's Discussion and Analysis (page 3).

OUTLOOK

The U.S. economy shows virtually no signs of slowdown, with the possible exception of housing, despite rising interest rates and the increasing monetary restraint by the Fed. For full-year 2000, we expect GDP growth to slow only modestly from the nearly 4% growth achieved in 1999 and the 4% average annual growth of the 1996-99 period. It is our view that interest rates have not risen to levels sufficient to choke off the strong momentum in domestic demand from households and businesses. Our basic conclusion is that a variety of existing powerful economic forces will continue to overwhelm the restraining effects of the current level of interest rates until they rise to higher levels and remain at those levels for an extended period. Within the household sector, these forces include a strong labor market, continued ample availability of consumer credit, and the powerful influence of the "wealth effect", resulting from large equity market gains.


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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             2



Similarly, within the business sector, it is our view that the current level of interest rates is not sufficient to obstruct the current strong momentum in capital and inventory investment, and the production of goods for export. Capital expenditures should continue to benefit from the boom in technology and in general, the high rates of return on new investment relative to the cost of capital. In addition, basic manufacturing will also benefit from inventory rebuilding and a recovery in demand for U.S. exports, as a result of the recovery in global economies.

Because of the threat of higher inflation, we believe that the Fed will continue its relentless pursuit to slow the pace of domestic economic growth by continuing to raise interest rates to the level necessary to achieve its goal of price stability.

Although we anticipate a further moderate rise in interest rates during the next six months and a decline in bond prices, the domestic bond market has effectively discounted a substantial portion of the anticipated rate increase. Assuming a long-term trendline for U.S. inflation of 2%, intermediate and long-term government bonds with yields in excess of 6.5% would appear to offer attractive long-term values. Even more compelling long-term values are available in the Government Agency, investment-grade corporate, and mortgage-backed bond markets, which offer market yields in the 7.5% to 8% range. However, a sustained bond market rally is not likely to occur until later in the year, when investors perceive that the Fed has tightened monetary and credit conditions sufficiently to achieve its targeted economic slowdown.

Longer-term economic prospects appear favorable as a result of the revolution in computer and telecommunications technology and continued sound monetary and fiscal policies. However, on a short-term basis, financial markets face a major business cycle-related challenge. An overheating of the domestic economy, combined with rapid economic recovery overseas, will result in continued credit restraint by the Fed and tighter liquidity and monetary conditions on a global basis. At greatest risk within global financial markets are those sectors of previous speculative excess, namely large capitalization U.S. equities and, in particular, the high technology and internet sectors of the equity market.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND




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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             3
MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)



The themes that drove the bond market during the second quarter were continued strong economic growth domestically and the recovering economies in many of the emerging markets. Though reported inflation remained low by historical standards, the impact of a strong U.S. economy and oil price increases on fixed income investors combined to increase inflation expectations. This resulted in steadily increasing interest rates and declining bond prices. April's reported CPI of 0.7% and the Federal Reserve Board's (the "Fed") subsequent policy shift to a monetary tightening bias set the stage for rates to move higher.

The high yield market and emerging markets boasted the highest returns among fixed income asset classes in the second quarter. All other spread sectors underperformed duration-matched treasuries as spreads widened in sympathy with the shift in Fed policy.

From its inception on May 3, 1999 until June 30, 1999, the Fund returned -1.80% compared with the -1.34% return for the Lehman Government/Corporate Bond Index.

The third quarter proved to be a challenging period for world financial markets. Tightening monetary conditions, rising commodity prices, and a weaker U.S. dollar put downward pressure on most stock and bond markets worldwide. The Fed raised the discount rate and federal funds rate, while long-term bond yields trended higher in most markets. Most notably, "credit spreads" ended the quarter wider, a reflection of decreased liquidity and rising defaults.

During the third quarter, we concluded that the level and slope of the yield curve was consistent with current economic conditions and with expectations about inflation and monetary policy. Accordingly, we restructured the portfolio, reducing duration to be approximately neutral to the Index. We also increased our allocation to the Agency sector in the third quarter, because the market was offering a very attractive yield premium on Agency securities, which have AAA ratings, low credit risk, and acceptable liquidity.

In the domestic sector, negative corporate announcements no longer could be dismissed as "isolated events". However, the Yankee sector, which consists of foreign bonds denominated in U.S. dollars, continued to be a strong performer for the year, reflecting the fact that the business cycles in Europe and Asia were in the early stages of recovery. We increased the weight in Yankees. We also substituted a number of high quality municipal bonds for corporates in the portfolio.

Portfolio performance was favorably impacted by our overweight to higher quality, top-tier credit card issuers. This sector performed well relative to other asset-backed securities sectors, reflecting its higher liquidity and investors' general flight to quality.

The Fund returned 0.51% for the third quarter, which trailed the 0.54% return for the Index.

Continued inflationary concerns in the fourth quarter resulted in the Fed raising interest rates in November. This increase by the Fed on November 16 marked the third tightening move for 1999, which completely reversed the 75 basis point easing from the 1998 market crisis.

In our view, the most significant development for the fourth quarter and for the immediate future is the shift toward tighter monetary policy.

The Fund returned -0.18% for the fourth quarter of 1999 and -1.48% from inception-to-year-end. The comparable Lehman Brothers Government/


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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             4
MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited) (Continued)


Corporate Bond Index returns were -0.41% and -1.22%, respectively. Relative performance of the Fund for the fourth quarter was helped by high yield bonds, which outperformed other sectors of the domestic fixed income markets in the fourth quarter and for all of 1999.

Our outlook for 2000 is that until interest rates rise sufficiently to cause a retrenchment in consumer spending and in business hiring and investment, domestic economic growth will continue at an above-trend pace. We believe that the financial markets face a period of considerable turbulence, instability and risk over the next six to nine months. Growing business cycle-related strains and imbalances in tandem with tightening monetary conditions around the world suggest that U.S. stocks, bonds, and the U.S. dollar are at considerable risk. Equities appear to be at far greater risk than bonds because of current investor psychology and the relative valuations of the two broad asset classes. The most important factor in the capital market outlook is the likelihood of continued deterioration in financial liquidity condition, which is a function of rapidly expanding global economic growth and tightening monetary conditions by the central banks of the world. We expect global interest rates will be under upward pressure over the near term.

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                [THE FOLLOWING APPEARS AS A BAR CHART GRAPHIC]


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                               5/3/99 - 12/31/99


|------------------------------------------------------|
|              AVERAGE ANNUAL RETURNS                  |
|                                                      |
|                         Life of Fund                 |
|            12/31/99         -1.48%                   |
|------------------------------------------------------|


               CVPIGBF        LEHMAN GOV/CORP.
               INVESTMENT     INVESTMENT

 5/03/99        $10,000        $10,000
 6/30/99        $ 9,820        $ 9,866
 9/30/99        $ 9,870        $ 9,919
12/31/99        $ 9,852        $ 9,878


CVPIGBF = CIGNA Variable Products Investment Grade Bond Fund

Lehman Gov./Corp. = Lehman Government/Corporate Bond Index - Total Return


CIGNA Variable Products Investment Grade Bond Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's return has been compared with the total return performance of Lehman Brothers Government/Corporate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage changes or other investment expenses.


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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             5
INVESTMENTS IN SECURITIES December 31, 1999

                                                              MARKET
                                                PRINCIPAL      VALUE
                                                   (000)       (000)
---------------------------------------------------------------------
LONG-TERM BONDS AND NOTES -94.0%

CONSUMER AND RETAIL - 0.7%
Wal-Mart Stores, Inc., 6.875%, 2009               $  280       $ 273
                                                          -----------
                                                                 273
                                                          -----------

ENTERTAINMENT AND COMMUNICATIONS - 5.3%

AT&T Canada, Inc., 7.65%, 2006
     (144A security acquired Nov. 1999               380         378
     for $380,124)*
ITT Corp., 7.4%, 2025                                185         167
Lensfest Communications, Inc.,
    8.25%, 2008                                      520         520
US West Communications, Inc., 7.2%,
    2004 (144A security acquired                     150         149
    October 1999 for $149,715)*
Orange PLC, 9.0%, 2009 (144A
    security acquired June 1999 for                  200         195
    $200,000)*
Premier Parks, Inc., 9.75%, 2007                     100         101
Sun Microsystems, Inc., 7.35%, 2004                  570         569
                                                          -----------
                                                               2,079
                                                          -----------

FINANCIAL - 13.8%
AT&T Capital Corp., 7.11%, 2001                      430         430
American Express Credit Corp.,
     6.4%, 2005                                      350         345
Bank One Corp., 5.625%, 2004                         500         469
Banco Nacional de Comercio Exterior,
    S.N.C., 7.25%, 2004                              280         262
Beneficial Corp., 6.35%, 2001                        425         420
Fairfax Financial Holdings Ltd.,
    7.375%, 2006                                     500         450
Finova Capital Corp., 6.625%, 2001                   190         188
Ford Motor Credit Co., 7.375%, 2009                  430         425






                                                            MARKET
                                               PRINCIPAL     VALUE
                                                  (000)      (000)
--------------------------------------------------------------------
Korea Development Bank, 7.625%, 2002
    (144A security acquired September
    1999 for $358,834)*                           $ 360     $  359
National Westminister Bank PLC,
    7.375%, 2009                                    415        406
Sanwa Finance Aruba AEC,
     8.35%, 2009                                    190        191
Shinhan Bank, 7.25%, 2002                           200        181
Skandinaviska Enskilda Banken Corp.,
    6.625%, 2049                                    250        245
Sumitomo Bank Intn'l., NV, 8.5%, 2009               195        198
Transamerica Corp., 9.375%, 2008                    440        480
Transamerica Financial Corp., 6.8%, 2001            390        388
                                                         ----------
                                                             5,437
                                                         ----------

FOREIGN GOVERNMENT - 3.2%
Argentina (Republic of), 6.0%, 2023                 405        267
Brazil (Republic of), 6.9375%, 2024                 220        167
Bulgaria (National Republic),
    6.5%, 2024                                      200        160
Panama (Republic of), 8.25%, 2008                   175        152
Poland,(Government of), Step Coupon
    (4.0% to 10/07/00), 2024                        805        527
                                                         ----------
                                                             1,273
                                                         ----------

INDUSTRIAL -2.0%
Lockheed Martin Corp., 8.5%, 2029                   485        485
TFM S.A., Step Coupon (0% to 6/15/02), 2009         450        288
                                                         ----------
                                                               773
                                                         ----------

OIL & GAS - 1.1%
Enron Oil & Gas Co., 6.0%, 2008                     500        445
                                                         ----------
                                                               445
                                                         ----------


The Notes to Financial Statements are an integral part of these statements.



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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             6
INVESTMENTS IN SECURITIES December 31, 1999


                                                         MARKET
                                            PRINCIPAL     VALUE
                                               (000)      (000)
----------------------------------------------------------------
STRUCTURED SECURITIES - 7.7%
Citibank Credit Card Master Trust,
     5.8%, 2005                                  $  650     $  627
First USA Credit Card Master Trust,
     6.42%, 2005                                    750        742
LB Commercial Conduit Mortgage Trust,
     6.78%, 2009                                    550        524
MBNA Master Credit Card Trust,
     6.4%, 2005                                     850        840
Providian Master Trust, 6.6%, 2007                  300        298
                                                         ----------
                                                             3,031
                                                         ----------

TAXABLE MUNICIPALS - 7.2%
Alameda Corridor Transportation
    Authority, 6.5%, 2019                           500        436
Cerritos Calif. Public Financing
    Authority, 8.0%, 2011                           500        511
Chesapeake & Potomac Tele. Co.,
    7.25%, 2012                                     250        238
Decatur Texas Hospital Authority,
    7.75%, 2009                                     200        191
Mississippi Business Financial Corp.,
    7.81%, 2024                                     500        482
New York City Transit Authority,
    6.5%, 2011                                      500        455
Texas Water Res. Finance Authority,
    6.0%, 2002                                      500        490
                                                         ----------
                                                             2,803
                                                         ----------



                                                            MARKET
                                              PRINCIPAL      VALUE
                                                  (000)      (000)
-------------------------------------------------------------------
UTILITIES - 4.5%
AES Corp., 9.5%, 2009                           $  150      $  151
Allied Waste North America Inc., 10.0%
    10.0%, 2009 (144A security
    Acquired Nov. 1999 for $199,125)*              225         201
Empressa Nacional De Electric,
    8.125%, 2097                                   100          81
Niagara Mohawk Power Corp.,
    7.375%, 2003                                   250         249
Texas Utilities Co., 6.375%, 2004                  500         480
Toll Road Investment Partnership,
    Zero Coupon, 2010                            1,300         581
                                                         ----------
                                                             1,743
                                                         ----------

U.S. GOVERNMENT AND AGENCIES - 48.5%
Federal Home Loan Mortgage Corp.,
    5.0%, 2004                                    4,460      4,177
    6.25%, 2004                                   4,775      4,668
    6.625%, 2009                                  4,775      4,639
United States Treasury Bonds,
    8.75%, 2017                                   3,835      4,580
United States Treasury Notes,
    6.375%, 2002                                    935        937
    5.625%, 2001                                     50         50
                                                         ----------
                                                            19,051
                                                         ----------

TOTAL LONG-TERM BONDS
    (Cost - $37,679,952)                                    36,908
                                                         ----------


The Notes to Financial Statements are an integral part of these statements.

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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             7
INVESTMENTS IN SECURITIES December 31, 1999


                                                            MARKET
                                              PRINCIPAL      VALUE
                                                  (000)      (000)
-------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 4.1%
BONDS - 3.6%
First Hawaiian, Inc., 6.25%, 8/15/00             $  400     $  398
Hughes Electronic Corp., 7.451%,
   10/23/00, (144A Security acquired
   Oct. 1999 for $498,763)*                         500        499
Texas New Mexico Power Co.,
   9.25%, 09/15/00                                  500        508
                                                         ----------
                                                             1,405
                                                         ----------

UNITED STATES GOVERNMENT - 0.5%
Federal Home Loan Bank, 1.95%, 1/3/00               194        194
                                                         ----------

TOTAL SHORT-TERM OBLIGATIONS
    (Cost - $1,615,956)                                      1,599
                                                         ----------

TOTAL INVESTMENTS IN SECURITIES - 98.1%
    (Total Cost - $39,295,908)                              38,507
    Cash and Other Assets, Less Liabilities - 1.9%             754
                                                         ----------
NET ASSETS - 100%                                          $39,261
                                                         ==========



* Indicates restricted security; the aggregate value of restricted securities is $1,781,394 (aggregate cost - $1,786,561) which is approximately 4.5% of net assets. Valuations have been furnished by brokers trading in the securities or by a pricing service for all restricted securities.



   -------------------------------------------------------------------

     PORTFOLIO COMPOSITION (UNAUDITED)
     December 31, 1999
                                                 MARKET     % OF
     QUALITY RATINGS* OF                         VALUE     MARKET
     BONDS                                       (000)      VALUE
     -----------------------------------------------------------------
     Aaa/AAA                                    $ 25,120      65.2%
     Aa/AA                                         1,840       4.8%
     A/A                                           2,960       7.7%
     Baa/BBB                                       6,320      16.4%
     Ba/BB                                         1,351       3.5%
     B/B                                             916       2.4%
                                                --------------------
                                                 $38,507     100.0%
                                                ========= ==========

   -------------------------------------------------------------------
     *The higher of Moody's or Standard & Poor Ratings.



The Notes to Financial Statements are an integral part of these statements.

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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             8



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


                                             (IN THOUSANDS)
ASSETS:
Investments at market value
    (Cost $39,295,908)                           $ 38,507
Cash                                                    1
Interest receivable                                   702
Receivable for investments sold                        37
Advisor reimbursement receivable                       61
                                              ------------

      TOTAL ASSETS                                 39,308
                                              ------------

LIABILITIES:
Accrued advisory fees payable                          16
Administrative fees payable                            14
Audit and legal fees payable                            8
Custodian fees payable                                  8
Shareholder reports payable                             1
                                              ------------

      TOTAL LIABILITIES                                47
                                              ------------

NET ASSETS (equivalent to $9.53 per share
    based on 4,120,917 shares of
    beneficial interest outstanding;
    unlimited number of shares authorized)       $ 39,261
                                              ============

COMPONENTS OF NET ASSETS:
Paid-in capital                                  $ 40,797
Undistributed net investment income                    37
Unrealized depreciation of investments               (789)
Accumulated net realized gain                        (784)
                                              ------------

NET ASSETS                                       $ 39,261
                                              ============



STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 3, 1999* TO DECEMBER 31, 1999

                                                      (IN THOUSANDS)
INVESTMENT INCOME
INCOME:
    Interest                                              $ 1,406
                                                       -----------

EXPENSES:
    Investment advisory fees                                  108
    Administrative fees                                        26
    Custodian fees                                             24
    Audit and legal fees                                        9
    Shareholder reports                                         2
    Other                                                       2
                                                       -----------

    Total expenses                                            171
    Less expenses waived by investment advisor                (63)
                                                       -----------

    Net expenses                                              108
                                                       -----------

NET INVESTMENT INCOME                                       1,298
                                                       -----------

REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS
    Net realized loss from investments                       (765)
    Unrealized depreciation of investments                   (789)

NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                            (1,554)
                                                       -----------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $  (256)
                                                       ===========


* Commencement of operations.


The Notes to Financial Statements are an integral part of these statements.



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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             9



STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD MAY 3, 1999* TO DECEMBER 31, 1999


                                                    (IN THOUSANDS)

OPERATIONS:
Net investment income                                    $     1,298
Net realized loss from investments                              (765)
Unrealized depreciation on
    Investments                                                 (789)
                                                  -------------------
Net increase (decrease) in net assets
    from operations                                             (256)
                                                  -------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income ($0.32 per share)                  (1,280)
                                                  -------------------

CAPITAL SHARE TRANSACTIONS:
Net increase from capital share transactions                  40,797
                                                  -------------------

NET INCREASE (DECREASE) IN NET ASSETS                         39,261

NET ASSETS:
Beginning of period                                                -
                                                  -------------------
End of period (including undistributed
    net investment income of $37,745)                    $    39,261
                                                  ===================


* Commencement of operations.



The Notes to Financial Statements are an integral part of these statements.

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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                            10
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Variable Products Investment Grade Bond Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of fixed-income securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.50% of the Fund's average net assets. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.50% of average

--------------------------------------------------------------------------------
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                            11
Notes to Financial Statements


daily net assets until April 30, 2001, and afterwards to the extent described in the Fund's prospectus.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation

The Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the period ended December 31, 1999, the Fund paid or accrued $26,413.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the period ended December 31, 1999 were $125,889,242 and $86,022,111, respectively.

As of December 31, 1999, the cost of securities for federal income tax purposes was $39,322,137. At December 31, 1999 unrealized depreciation for Federal income tax purposes aggregated $814,702 of which $41,233 related to appreciated securities and $855,935 related to depreciated securities.

6. CAPITAL STOCK. The Fund offers an unlimited number of shares of beneficial interest without par value. All of the shares outstanding at December 31, 1999 were held by Connecticut General Life Insurance Company relating to variable universal life insurance contracts issued by that company.


--------------------------------------------------------------------------------
Transactions in capital stock were as follows:
---------------------------------------------------------------

                                       For the period 5/3/99*
                                            to 12/31/99

                                          Shares       Amount
                                          (000)        (000)
---------------------------------------------------------------
Amount sold                                 4,278     $ 42,395

Amount issued to shareholders
  in reinvestment of dividends
  and distributions                           135        1,280
                                      ------------ ------------
                                            4,413       43,675

Amount redeemed                              (292)      (2,878)
                                      ------------ ------------

Net increase                                4,121     $ 40,797
                                      ============ ============



* Commencement of operations.

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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                            12



8. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:

----------------------------------------------------------------
                                                  FROM MAY 3,
                                                   1999* TO
                                                 DECEMBER 31,
                                                     1999
                                                  ----------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                $ 10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                  0.33
Net realized and unrealized gains (losses)            (0.48)
                                                      ------
TOTAL FROM INVESTMENT OPERATIONS                      (0.15)
                                                      ------
LESS DISTRIBUTIONS:

From net investment income                            (0.32)
From capital gains                                     -
                                                      ------

TOTAL DISTRIBUTIONS                                   (0.32)

NET ASSET VALUE, END OF PERIOD                      $  9.53
                                                    ========

TOTAL INVESTMENT RETURN (a) (c)                       -1.48%

RATIOS TO AVERAGE NET ASSETS: Net expenses             0.50% (b)
Net investment income                                  6.09% (b)
Fees and expenses waived or borne by the Advisor       0.29% (b)
Portfolio turnover                                      303%
Net assets, end of period (000 omitted)             $39,261


(a) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Annualized
(c) Not annualized.
 *  Commencement of operations.

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                                                                              13




REPORT OF INDEPENDENT ACCOUNTANTS




To the Trustees and Shareholders of CIGNA Variable Products Investment Grade Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Variable Products Investment Grade Bond Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period May 3, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                            14



TIMESSQUARE CAPITAL MANAGEMENT
In January 2000, CIGNA Investments, Inc., the Fund's manager, changed its name to TimesSquare Capital Management, Inc. The new name underscores the critical importance of investment management as a core CIGNA strength.

The TimesSquare Capital Management brand, like its namesake, symbolizes energy and renaissance, and accurately reflects our intention to be at the center of world commerce. It is also an expression of our ability to recognize and take advantage of global economic and market themes that can be integrated across investment disciplines.



-----------------------------------------------------------------------------------------------------------------------
TRUSTEES                                                                              OFFICERS
                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA INVESTMENT
ADVISORY DIRECTOR                          MANAGEMENT AND CHAIRMAN OF THE BOARD,      Richard H. Forde
ADMEDIA CORPORATE ADVISORS, INC.           TIMESSQUARE CAPITAL MANAGEMENT, INC.       PRESIDENT

Paul J. McDonald                           Russell H. Jones
SPECIAL ADVISOR TO BOARD OF DIRECTORS,     VICE PRESIDENT AND TREASURER               Alfred A. Bingham III
FRIENDLY ICE CREAM CORPORATION             KAMAN CORPORATION                          VICE PRESIDENT AND TREASURER

                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY
-----------------------------------------------------------------------------------------------------------------------

CIGNA Variable Products Investment Grade Bond Fund is an open-end, diversified management investment company that invests primarily in fixed-income securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.